MBL Variable Contract Account-2

                 Supplement Dated May 1, 1998
               To Prospectus Dated May 1, 1998

	This supplement should be read in conjunction with the MBL Variable Contract Account-2 (the "Account") prospectus, a copy of which can be obtained without charge from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MBL VARIABLE CONTRACT ACCOUNT-2, or by telephoning 1-800-435-3191.

The Board of Directors of MBL Life Assurance Corporation ("MBL Life"), the depositor of the Account, and the 51% owner of Markston Investment Management ("Markston"), the investment adviser to MBL Growth Fund (the "Fund"), in which the Account invests, has publicly announced the intention to explore opportunities for the sale of MBL Life. While no acquirer of MBL Life has been finalized at this stage, a sale transaction, depending on the structure of the transaction and the future plans of the acquirer, may result in a change of control of Markston. If there is a change of control of Markston, contract holders of the Account would receive a proxy statement describing the proposed new agreement and related matters and would be asked to approve such changes. In any event, this prospectus will be supplemented as necessary to reflect any related developments that may affect the contract holders of the Account.